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                                                        Exhibit 23.1

                                    Consent

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated October 4, 1996 (except Notes 3, 4, 11 and 13 as to which the date is May 23, 1997) in the Registration Statement (Form S-1) and related Prospectus of Acorn Products, Inc. dated June 2, 1997.

                                                ERNST & YOUNG LLP
                                                /s/ Ernst & Young LLP
Columbus, Ohio
June 2, 1997